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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     November 14, 1994
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First Chicago Corporation
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(Exact name of registrant as specified in its charter)


Delaware                                1-6052                    36-2669970
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(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)


One First National Plaza, Chicago, IL                              60670
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(Address of principal executive offices)                         (ZIP Code)


Registrant's telephone number, including area code   312-732-4000
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ITEM 5. OTHER EVENTS
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The Registrant hereby incorporates by reference the information contained in
Attachment A hereto in response to this Item 5.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       First Chicago Corporation
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                                       (REGISTRANT)

Date: November 14, 1994                By:    /s/ Maurice E. Moore
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                                       Title: Treasurer


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                                 Attachment A

     CHICAGO, November 11, 1994 -- First Chicago Corporation said today that its Board of Directors declared a quarterly common stock dividend of 55 cents per share, which represents a 10 percent increase from the corporation's previous quarterly common stock dividend of 50 cents per share.

     The dividend is payable January 1, 1995, to stockholders of record December 2, 1994.